UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

ANNUAL REPORT
May 31, 2023
T. ROWE PRICE
TFLR	Floating Rate ETF
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T. ROWE PRICE FLOATING RATE ETF

HIGHLIGHTS
■	The Floating Rate ETF underperformed the benchmark Morningstar LSTA Performing Loan Index and the Lipper peer group average.
■	The combination of active credit bets and avoiding troubled issuers added value during our reporting in which we fully invested the entire initial allocation following the fund’s inception.
■	We endeavored to position the portfolio’s overall credit quality defensively by increasing our allocation to BB rated loans while maintaining a significant underweight to loans rated B minus.
■	We believe our investments in high-conviction names that continue to generate strong earnings and the sizable allocation to shorter maturities should enable us to capitalize on the value that we are finding in the loan market while positioning more defensively.
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T. ROWE PRICE FLOATING RATE ETF

Market Commentary
Dear Shareholder
Major global stock and bond indexes produced mixed returns during your fund’s fiscal year, the 12-month period ended May 31, 2023. Rising interest rates weighed on returns in the first half of the period, but many sectors rebounded over the past six months as growth remained positive in the major economies and corporate earnings results came in stronger than expected.
For the 12-month period, growth stocks outperformed value shares, and developed market shares generally outpaced their emerging market counterparts. In the U.S., the Russell 1000 Growth Index and Nasdaq Composite Index performed the best. Most currencies weakened versus the U.S. dollar over the period, which weighed on returns for U.S. investors in international securities.
Within the S& P 500 Index, the information technology sector had, by far, the strongest returns. Big tech companies rebounded strongly at the start of 2023, helped in part by growing investor enthusiasm for artificial intelligence applications. Meanwhile, falling prices for various commodities weighed on returns for the materials and energy sectors, and turmoil in the banking sector, which included the failure of three large regional banks, hurt the financials segment. Real estate stocks also came under pressure amid concerns about the ability of some commercial property owners to refinance their debt.
Cheaper oil contributed to slowing inflation during the period, although core inflation readings—which exclude volatile food and energy prices—remained stubbornly high. April’s consumer price index data (the latest available in our reporting period) showed a headline inflation rate of 4.9% on a 12-month basis, down from more than 8% at the start of the period but still well above the Fed’s long-term 2% inflation target.
In response to persistent inflation, the Fed raised its short-term lending benchmark rate from around 1.00% at the start of the period to a range of 5.00% to 5.25% by the end of May, the highest level since 2007. However, Fed officials have recently suggested that they might soon be ready to pause additional rate hikes as they wait to see how the economy is progressing.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year note climbing from 2.85% at the start of the period to 3.64% at the end of May.

T. ROWE PRICE FLOATING RATE ETF

Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. At the end of May, the yield on the three-month Treasury bill was 188 basis points (1.88 percentage point) higher than the yield on the 10-year Treasury note. Increasing yields led to weak results across most of the fixed income market, although high yield bonds, which are less sensitive to rising rates, held up relatively well.
Global economies and markets showed surprising resilience in recent months, but, moving into the second half of 2023, we believe investors could face potential challenges. The economic impact of the Fed’s rate hikes has yet to be fully felt in the economy, and while the regional banking turmoil appears to have been contained by the swift actions of regulators, it could continue to have an impact on credit conditions. Moreover, the market consensus still seems to forecast a global recession starting later this year or in early 2024, although it could be a mild downturn.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE FLOATING RATE ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks high current income and, secondarily, capital appreciation.
FUND COMMENTARY
How did the fund perform since its inception?
The fund returned 3.28% from its inception on November 16, 2022, through May 31, 2023, underperforming the benchmark Morningstar LSTA Performing Loan Index and the Lipper peer group average. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
Applied Systems, a software provider for insurance brokerages, was a leading contributor in the information technology segment. As a technology company operating in the software space, Applied Systems has a recurring revenue base, generates solid free cash, and has posted high-single-digit Top-line growth. Our
PERFORMANCE COMPARISON
	Total Return
Periods Ended 5/31/23	6 Months	Since Inception 11/16/22
Floating Rate ETF (Based on Net Asset Value)	4.01%	3.28%
Floating Rate ETF (At Market Price)*	3.68	3.89
Morningstar LSTA Performing Loan Index	4.65	4.55
Lipper Loan Participation Funds Average	3.83	3.80
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE FLOATING RATE ETF

high conviction in insurance brokers reinforces our favorable view of the software provider’s earnings profile and growth trajectory. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
HUB International, a best-in-class high yield insurance broker, was another meaningful contributor and significant overweight relative to the index. The hard insurance pricing environment has continued to support strong organic growth in the insurance brokerage subsector of the financials industry. HUB International has high margins, and its variable cost structure held up extremely well during the coronavirus pandemic. The company has improved its balance sheet by reducing leverage, and it continues to generate significant free cash.
Our portfolio construction decisions that emphasize downside risk management were another important driver of relative performance. The investment team’s bottom-up fundamental research enabled us to avoid exposure to troubled credits from issuers including Envision Healthcare, Lumen Technologies, and Avaya, which all traded significantly lower during the period.
Among other challenges, Envision Healthcare, a national medical doctor staffing company, has faced significant headwinds due to changes in its reimbursement rates from health insurance payors. Lumen Technologies is a wireline telecommunications services provider whose credit profile continued to deteriorate. Enterprise communications company Avaya recently filed Chapter 11 bankruptcy for the second time since 2017.
Our investments in leading media companies iHeartMedia (IHRT) and CMG Media were notable detractors during the period. The portfolio’s overweight in the broadcasting segment included positions in both names. These issuers came under pressure over weaker core advertising revenue and forward guidance. When there is a pullback in the broader economy, advertising spend is typically one of the first expenses that companies reduce or eliminate.
IHRT’s performance improved in this year’s second quarter, which somewhat balanced its weak first-quarter results. Terrestrial radio faces a difficult secular outlook amid significant competition in digital audio from large, well-capitalized companies, including Apple, Amazon, and SiriusXM. However, we believe IHRT’s scale and breadth of digital assets should continue to support significant free cash flow generation. The company has also been buying back bonds at a discount to par, which we believe is a sign of the management team’s confidence in its ability to navigate the macroeconomic challenges.

T. ROWE PRICE FLOATING RATE ETF

CMG Media’s business encompasses several market-leading television affiliate stations. We believe that increased political advertising as we get closer to another election cycle and a highly contentious presidential race will greatly benefit CMG Media’s business.
How is the fund positioned?
We endeavored to improve the portfolio’s overall credit quality, partly by increasing our allocation to BB rated loans. However, our underweight of loans rated B minus was equally important to the portfolio’s higher credit quality and its higher overall average dollar price relative to the index. The primary concerns that prompted us to sell or reduce positions of issuers in the B minus rating
CREDIT QUALITY DIVERSIFICATION
Based on net assets as of 5/31/23.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s and Standard & Poor’s and are converted to the Standard & Poor’s nomenclature. A rating of AAA represents the highest-rated securities, and a rating of D represents the lowest-rated securities. Split ratings (e.g., BB/B and B/CCC) are assigned when Moody’s and S&P differ. If a rating is not available, the security is classified as Not Rated (NR). The rating of the underlying investment vehicle is used to determine the creditworthiness of credit default swaps and sovereign securities. The fund is not rated by any agency.
Short-term holdings are not rated.
Historical weightings reflect current ratings.

T. ROWE PRICE FLOATING RATE ETF

category included higher leverage levels, significantly rising interest costs, and the potential for downgrades and default. Although we maintained exposure to B minus loans, the portfolio is significantly underweight relative to the benchmark.
The portfolio’s largest overweight is in financial services. Specifically, we added to our holdings in several insurance brokers including Acrisure, Alliant, HUB International, USI, Navacord, and Ryan Specialty Group as we remained confident in the durability of their performance through challenging market environments.
Our second-largest overweight in terms of industry allocation was in entertainment and leisure in order to capitalize on the continued resurgence of live events, trips, and activities. Airlines, hotels, theme parks, and cruise ships have been among the better-performing names within the segment over the past year in terms of earnings improvement as consumers continued to demonstrate a preference for experiential spending. We expect this trend to continue throughout the rest of 2023.
We reduced the portfolio’s exposure to health care as we had growing concerns about the industry’s outlook. Many health care companies have come under pressure as they have been unable to pass on higher costs to their customers. Labor expenses within the industry have significantly increased due to staffing shortages and the need to offer greater compensation to attract and retain nurses.
We have an extremely favorable view of the shorter-maturity end of the loan market, and we continued to augment the portfolio with loans from issuers that, in our opinion, will ultimately refinance or extend maturities, thus providing us with a potential exit should we choose not to extend. The loans of fundamentally sound issuers with near-term maturities have less price volatility and, especially when purchased at a discount, can provide a compelling return with less risk of adverse benchmark rate changes. Roughly 30% of the portfolio is currently invested in loans that mature within 3.5 years.
What is portfolio management’s outlook?
We remain constructive in our expectations for the loan asset class. In our view, the overall economy remains resilient, especially regarding employment and wages, and the liquidity profile of most companies in our market is solid.

T. ROWE PRICE FLOATING RATE ETF

However, we are keenly aware that uncertainties over the magnitude of slower economic growth and the potential for further instability in the regional banking industry could create a challenging performance environment for risk assets. Against this backdrop, the loan market’s default rate will likely trend higher toward the long-term average, although it should remain within a manageable range.
We have taken a more defensive posture in anticipation of further macro volatility. However, we believe our investments in high-conviction names that continue to generate strong earnings and the portfolio’s sizable allocation to shorter maturities should enable us to capitalize on the value that we are still finding in the loan market.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE FLOATING RATE ETF

RISKS OF INVESTING IN FLOATING RATE LOAN FUNDS
Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.
The loans in which the fund invests are often referred to as “leveraged loans.” In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged-loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.
BENCHMARK INFORMATION
Note: Copyright © 2023 Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: © 2023, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”). All rights reserved. Moody’s ratings and other information (“Moody’s Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. Moody's ® is a registered trademark.

T. ROWE PRICE FLOATING RATE ETF

Note: ©2023 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
Note: Copyright © 2023, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE FLOATING RATE ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST ISSUERS
Percent of Net Assets
5/31/23
UKG	3.7%
Hub International	3.5
Applied Systems	2.7
United Airlines	2.2
Asurion	2.2
UFC	2.1
AssuredPartners	2.0
Epicor Software	1.9
American Airlines	1.8
USI Advantage	1.8
Filtration Group	1.7
Alliant Holdings	1.6
CDK Global	1.4
Acrisure	1.4
Ford Motor	1.4
PetVet Care Centers	1.4
Insulet	1.3
Charter Next Generation	1.2
Ascend Learning	1.1
Ellucian	1.1
Gainwell	1.1
Nouryon Holding	1.0
Rivian Automotive	1.0
SeaWorld Entertainment	1.0
Iridium Communications	1.0
Total	42.6%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

T. ROWE PRICE FLOATING RATE ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Floating Rate ETF
Note: See the Average Annual Compound Total Return table.
*As of 11/30/22.

T. ROWE PRICE FLOATING RATE ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 5/31/23	Since Inception 11/16/22
Floating Rate ETF (Based on Net Asset Value)	3.28%*
Floating Rate ETF (At Market Price)	3.89*

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
*Returns for periods of less than one year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Floating Rate ETF	0.61%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE FLOATING RATE ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE FLOATING RATE ETF

Floating Rate ETF
	Beginning Account Value 12/1/22	Ending Account Value 5/31/23	Expenses Paid During Period* 12/1/22 to 5/31/23
Actual	$1,000.00	$1,040.10	$3.05
Hypothetical (assumes 5% return before expenses)	1,000.00	1,021.94	3.02

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.60%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE FLOATING RATE ETF

QUARTER-END RETURNS
Period Ended 3/31/23	Since Inception 11/16/22
Floating Rate ETF (Based on Net Asset Value)	2.68%*
Floating Rate ETF (At Market Price)	3.22*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than one year are not annualized.

T. ROWE PRICE FLOATING RATE ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

11/16/22 (1) Through
5/31/23
NET ASSET VALUE
Beginning of period	$ 50.00
Investment activities
Net investment income(2) (3)	2.10
Net realized and unrealized gain/loss	(0.48)
Total from investment activities	1.62
Distributions
Net investment income	(1.91)
NET ASSET VALUE
End of period	$ 49.71
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	3.28%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.60% (5)
Net expenses after waivers/payments by Price Associates	0.60% (5)
Net investment income	7.75% (5)
Portfolio turnover rate(6)	17.6%
Net assets, end of period (in thousands)	$ 28,583

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each the period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

May 31, 2023
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
BANK LOANS 81.4%
Aerospace & Defense 2.5%
Brown Group Holding, FRN, 3M TSFR + 3.75%, 9.01%, 7/2/29	110	108
Dynasty Acquisition, B-1, FRN, 1M TSFR + 3.50%, 8.75%, 4/6/26 (1)	123	120
Dynasty Acquisition, B-2, FRN, 1M TSFR + 3.50%, 8.75%, 4/6/26 (1)	66	65
KKR Apple Bidco, FRN, 1M TSFR + 4.00%, 9.27%, 9/22/28	89	87
KKR Apple Bidco, FRN, 1M TSFR + 4.00%, 9.15%, 9/22/28	85	84
Peraton, FRN, 1M TSFR + 3.75%, 9.00%, 2/1/28	109	104
Spirit Aerosystems, FRN, 3M TSFR + 4.50%, 9.55%, 1/15/27	80	79
TransDigm, FRN, 3M TSFR + 3.25%, 8.15%, 8/24/28	66	65
		712
Airlines 3.7%
AAdvantage Loyalty IP, FRN, 3M USD LIBOR + 4.75%, 10.00%, 4/20/28	355	356
American Airlines, FRN, 6M TSFR + 2.75%, 8.15%, 2/15/28	45	43
Mileage Plus Holdings, FRN, 3M USD LIBOR + 5.25%, 10.21%, 6/21/27	308	319
SkyMiles IP, FRN, 3M TSFR + 3.75%, 8.80%, 10/20/27	95	98
United Airlines, FRN, 1M USD LIBOR + 3.75%, 8.89%, 4/21/28	229	228
		1,044
Automotive 2.5%
Adient US, FRN, 1M TSFR + 3.25%, 8.52%, 4/10/28	60	59
Belron Finance US, FRN, 3M TSFR + 2.75%, 7.83%, 4/18/29	70	70
Clarios Global, FRN, 1M TSFR + 3.75%, 8.90%, 5/6/30	160	158
Mavis Tire Express Services, FRN, 1M TSFR + 4.00%, 9.27%, 5/4/28	204	197
Wand Newco 3, FRN, 1M USD LIBOR + 2.75%, 7.90%, 2/5/26	244	238
		722

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Broadcasting 2.8%
Clear Channel Outdoor Holdings, FRN, 3M USD LIBOR + 3.50%, 8.81%, 8/21/26	169	159
iHeartCommunications, FRN, 1M USD LIBOR + 3.25%, 8.40%, 5/1/26	180	141
Neptune Bidco, FRN, 3M TSFR + 5.00%, 10.00%, 4/11/29	190	170
Terrier Media Buyer, FRN, 3M USD LIBOR + 3.50%, 8.66%, 12/17/26	209	173
Univision Communications, FRN, 1M USD LIBOR + 3.25%, 8.40%, 3/15/26	89	86
Univision Communications, FRN, 3M TSFR + 4.25%, 9.15%, 6/24/29	85	82
		811
Building Products 0.3%
Chamberlain Group, FRN, 1M TSFR + 3.25%, 8.50%, 11/3/28	65	61
Summit Materials, FRN, 6M TSFR + 3.00%, 8.49%, 12/14/27	25	25
		86
Cable Operators 1.1%
Altice France, FRN, 3M TSFR + 5.50%, 10.49%, 8/15/28	245	203
DirecTV Financing, FRN, 1M USD LIBOR + 5.00%, 10.15%, 8/2/27	74	70
Radiate Holdco, FRN, 1M USD LIBOR + 3.25%, 8.40%, 9/25/26	35	29
		302
Chemicals 2.4%
Aruba Chemical, FRN, 1M USD LIBOR + 4.00%, 9.15%, 11/24/27	90	85
Aruba Chemical, FRN, 1M USD LIBOR + 7.75%, 12.90%, 11/24/28	35	31
Avient, FRN, 3M TSFR + 3.25%, 8.30%, 8/29/29	81	82
Axalta Coating Systems, FRN, 3M TSFR + 3.00%, 7.90%, 12/20/29	75	75
H.B. Fuller, FRN, 1M TSFR + 2.50%, 7.65%, 2/15/30	25	25

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Nouryon USA, FRN, 3M TSFR + 2.75%, 7.90%, 10/1/25	224	223
Nouryon USA, FRN, 3M TSFR + 4.00%, 8.99%, 4/3/28	75	73
W.R. Grace, FRN, 3M USD LIBOR + 3.75%, 8.94%, 9/22/28	104	103
		697
Consumer Products 0.3%
ABG Intermediate Holdings 2, FRN, 1M TSFR + 4.00%, 9.41%, 12/21/28	49	48
ABG Intermediate Holdings 2, FRN, 3M TSFR + 4.00%, 8.96%, 12/21/28 (2)	16	16
Topgolf Callaway Brands, FRN, 1M TSFR + 3.50%, 8.75%, 3/15/30	35	34
		98
Container 1.3%
Charter Next Generation, FRN, 1M TSFR + 3.75%, 9.02%, 12/1/27	348	339
Proampac PG Borrower, FRN, 1M USD LIBOR + 3.75%, 11.00%, 11/3/25	25	24
		363
Energy 1.4%
Brazos Delaware II, FRN, 1M TSFR + 3.75%, 8.80%, 2/11/30	70	68
CQP Holdco, FRN, 3M USD LIBOR + 3.50%, 8.66%, 6/5/28	120	119
M6 ETX Holdings II Midco, FRN, 1M TSFR + 4.50%, 9.68%, 9/19/29	85	83
Medallion Midland Acquisition, FRN, 3M TSFR + 3.75%, 8.91%, 10/18/28	119	118
Whitewater Whistler Holdings, FRN, 3M TSFR + 3.25%, 8.15%, 2/15/30	25	25
		413
Entertainment & Leisure 5.5%
Cinemark USA, FRN, 1M TSFR + 3.75%, 5/18/30 (1)	100	99
Formula One Holdings, FRN, 1M TSFR + 3.00%, 8.15%, 1/15/30	110	110

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Motion Finco, FRN, 3M USD LIBOR + 3.25%, 8.41%, 11/12/26 (1)	118	116
Motion Finco, FRN, 3M USD LIBOR + 3.25%, 8.41%, 11/12/26 (1)	17	16
NCL, FRN, 3M TSFR + 2.25%, 7.25%, 1/2/25	24	24
PUG, FRN, 1M USD LIBOR + 4.25%, 9.40%, 2/12/27 (3)	80	69
SeaWorld Parks & Entertainment, FRN, 1M USD LIBOR + 3.00%, 8.19%, 8/25/28	298	295
UFC Holdings, FRN, 3M USD LIBOR + 2.75%, 8.05%, 4/29/26	623	614
Williams Morris Endeavor Entertainment, FRN, 1M USD LIBOR + 2.75%, 7.91%, 5/18/25	242	238
		1,581
Financial 12.2%
Acrisure, FRN, 1M USD LIBOR + 4.25%, 9.40%, 2/15/27	129	123
Acrisure, FRN, 3M TSFR + 5.75%, 10.82%, 2/15/27	125	122
Advisor Group, FRN, 1M USD LIBOR + 4.50%, 9.65%, 7/31/26	79	79
Alliant Holdings Intermediate, FRN, 1M USD LIBOR + 3.50%, 8.63%, 11/5/27	234	228
Alliant Holdings Intermediate, FRN, 1M TSFR + 3.50%, 8.56%, 11/5/27	95	92
Apollo Commercial Real Estate Finance, FRN, 1M TSFR + 3.50%, 8.77%, 3/11/28 (3)	80	69
Aretec Group, FRN, 1M TSFR + 4.25%, 9.50%, 10/1/25	219	218
Armor Holding II, FRN, 6M TSFR + 4.50%, 9.54%, 12/11/28	40	40
Assured Partners, FRN, 1M TSFR + 3.50%, 8.77%, 2/12/27	204	198
Assured Partners, FRN, 1M TSFR + 4.25%, 9.40%, 2/12/27	224	222
Citadel Securities, FRN, 1M TSFR + 3.00%, 8.10%, 2/2/28	75	74
Citco Group, FRN, 3M TSFR + 3.50%, 8.59%, 4/27/28 (3)	79	80
Claros Mortgage Trust, FRN, 1M TSFR + 4.50%, 9.67%, 8/9/26 (3)	75	65
Edelman Financial Center, FRN, 1M USD LIBOR + 3.75%, 8.90%, 4/7/28	40	38
Edelman Financial Center, FRN, 1M USD LIBOR + 6.75%, 11.90%, 7/20/26	70	66
Focus Financial Partners, FRN, 1M TSFR + 3.25%, 8.40%, 6/30/28	89	87

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Hub International, FRN, 3M USD LIBOR + 3.00%, 8.26%, 4/25/25	40	40
Hub International, FRN, 3M USD LIBOR + 3.25%, 8.41%, 4/25/25	662	657
Hub International, FRN, 3M TSFR + 4.00%, 9.07%, 11/10/29	264	261
Jane Street Group, FRN, 1M TSFR + 2.75%, 8.02%, 1/26/28 (1)	70	69
Sedgwick, FRN, 1M TSFR + 3.75%, 8.90%, 2/24/28	229	223
USI, FRN, 3M USD LIBOR + 3.25%, 8.41%, 12/2/26	75	74
USI, FRN, 3M TSFR + 3.75%, 8.65%, 11/22/29	373	367
		3,492
Food 1.2%
Simply Good Foods USA, FRN, 1M TSFR + 2.5%, 7.70%, 3/17/27	91	91
Triton Water Holdings, FRN, 3M USD LIBOR + 3.50%, 8.66%, 3/31/28	75	71
Woof Holdings, FRN, 1M USD LIBOR + 3.75%, 8.88%, 12/21/27	110	103
Woof Holdings, FRN, 3M USD LIBOR + 7.25%, 12.42%, 12/21/28 (3)	90	71
		336
Gaming 1.1%
Aristocrat Technologies, FRN, 3M TSFR + 2.25%, 7.25%, 5/24/29	40	40
Caesars Entertainment, FRN, 1M TSFR + 3.25%, 8.50%, 2/6/30	75	74
Great Canadian Gaming, FRN, 3M USD LIBOR + 4.00%, 8.95%, 11/1/26	109	108
Hard Rock, FRN, 1M USD LIBOR + 4.25%, 9.41%, 12/11/28	91	87
		309
Health Care 9.4%
Athenahealth, FRN, 1M TSFR + 3.50%, 8.60%, 2/15/29	270	254
Athenahealth, FRN, 1M TSFR + 3.50%, 3.50%, 2/15/29 (2)	33	31

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Auris Luxembourg III, FRN, 2M USD LIBOR + 3.75%, 9.12%, 2/27/26	35	32
Bausch & Lomb, FRN, 3M TSFR + 3.25%, 8.46%, 5/10/27	45	43
CHG Healthcare Services, FRN, 1M USD LIBOR + 3.25%, 8.40%, 9/29/28	50	49
Gainwell Acquisition, FRN, 3M TSFR + 4.00%, 9.00%, 10/1/27	313	296
Heartland Dental, FRN, 3M TSFR + 5.00%, 4/30/28 (1)	135	128
ICON Luxembourg, FRN, 3M TSFR + 2.25%, 7.41%, 7/3/28	55	55
ICON Luxembourg, FRN, 3M TSFR + 2.25%, 7.41%, 7/3/28	14	14
Insulet, FRN, 1M TSFR + 3.25%, 8.52%, 5/4/28	363	362
Maravai Intermediate Holdings, FRN, 3M TSFR + 3.00%, 8.03%, 10/19/27	25	24
Medline Borrower, FRN, 1M USD LIBOR + 3.25%, 8.40%, 10/23/28	94	92
Parexel International, FRN, 1M USD LIBOR + 3.25%, 8.40%, 11/15/28	244	236
PetVet Care Centers, FRN, 1M USD LIBOR + 6.25%, 11.40%, 2/13/26	80	71
PetVet Care Centers, FRN, 1M USD LIBOR + 3.50%, 8.65%, 2/14/25	254	240
PetVet Care Centers, FRN, 1M TSFR + 5.00%, 10.15%, 2/14/25	89	86
Press Ganey Holdings, FRN, 1M TSFR + 3.50%, 8.77%, 7/24/26	40	37
Press Ganey Holdings, FRN, 1M TSFR + 3.75%, 9.02%, 7/24/26	80	75
Project Ruby Ultimate Parent, FRN, 1M TSFR + 3.25%, 8.52%, 3/10/28	75	71
Sunshine Luxembourg VII, FRN, 3M USD LIBOR + 3.75%, 8.91%, 10/1/26	114	112
Surgery Center Holdings, FRN, 3M USD LIBOR + 3.75%, 8.86%, 8/31/26	191	189
Waystar, FRN, 1M USD LIBOR + 4.00%, 9.15%, 10/22/26	204	202
		2,699
Information Technology 11.9%
Applied Systems, FRN, 3M TSFR + 6.75%, 11.65%, 9/17/27	330	329

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Applied Systems, FRN, 3M TSFR + 4.50%, 9.40%, 9/18/26	440	439
Banff Merger Sub, FRN, 1M USD LIBOR + 5.50%, 10.65%, 2/27/26	35	34
Boxer Parent, FRN, 1M USD LIBOR + 3.75%, 10/2/25	189	186
CCC Intelligent Solutions, FRN, 1M TSFR + 2.25%, 7.52%, 9/21/28	40	39
CDK Global, FRN, 3M TSFR + 4.25%, 9.15%, 7/6/29	404	398
Cvent, 3M TSFR + 3.75%, 6/15/30 (1)(3)	80	77
Delta TopCo, FRN, 6M TSFR + 7.25%, 12.57%, 12/1/28 (1)	50	45
ECI Macola, FRN, 3M USD LIBOR + 3.75%, 8.91%, 11/9/27	124	121
Epicor Software, FRN, 1M TSFR + 3.75%, 8.52%, 7/30/27	458	445
Epicor Software, FRN, 1M TSFR + 7.75%, 13.00%, 7/31/28 (1)	105	104
Go Daddy Operating, FRN, 1M TSFR + 3.00%, 8.15%, 11/9/29	95	95
Hyland Software, FRN, 1M USD LIBOR + 3.50%, 8.65%, 7/1/24	30	29
Hyland Software, FRN, 1M USD LIBOR + 6.25%, 11.40%, 7/7/25	30	29
McAfee, FRN, 1M TSFR + 3.75%, 9.01%, 3/1/29	154	144
Nortonlifelock, FRN, 1M TSFR + 1.75%, 7.00%, 9/10/27	59	58
RealPage, FRN, 1M USD LIBOR + 3.00%, 8.15%, 4/24/28	244	234
RealPage, FRN, 1M USD LIBOR + 6.50%, 11.65%, 4/23/29	40	37
Sophia, FRN, 3M USD LIBOR + 3.50%, 8.66%, 10/7/27	244	238
Sophia, FRN, 1M TSFR + 4.25%, 9.40%, 10/7/27	75	73
Tibco Software, FRN, 3M TSFR + 4.50%, 3/30/29	90	83
Uber Technologies, FRN, 3M TSFR + 2.75%, 8.03%, 3/3/30 (1)	155	153
		3,390
Lodging 0.6%
Aimbridge Acquisition, FRN, 1M USD LIBOR + 4.75%, 9.88%, 2/2/26	70	66
Aimbridge Acquisition, FRN, 1M USD LIBOR + 3.75%, 8.90%, 2/2/26	69	65
Four Seasons Hotels, FRN, 1M TSFR + 3.25%, 8.50%, 11/30/29	25	25
		156

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Manufacturing 3.4%
Copeland, FRN, 3M TSFR + 3.00%, 5/4/30 (1)	40	39
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 6.50%, 11.66%, 5/21/29	35	32
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 6.00%, 11.16%, 5/21/29	70	63
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 3.50%, 8.66%, 5/19/28	159	155
Filtration Group, FRN, 1M TSFR + 3.50%, 8.77%, 10/21/28	134	132
Filtration Group , FRN, 1M TSFR + 4.25%, 9.46%, 5/19/28	363	360
Madison IAQ, FRN, 6M USD LIBOR + 3.25%, 8.30%, 6/21/28	85	81
Pro Mach Group, FRN, 1M USD LIBOR + 4.00%, 9.15%, 8/31/28	90	89
Pro Mach Group, FRN, 1M TSFR + 5.00%, 10.25%, 8/31/28 (3)	25	25
		976
Metals & Minings 0.1%
TMS International, FRN, 3M TSFR + 4.75%, 9.90%, 3/2/30	30	29
		29
Restaurants 1.4%
Dave & Buster's, FRN, 1M TSFR + 5.00%, 10.31%, 6/29/29	125	124
IRB Holdings, FRN, 1M TSFR + 3.00%, 8.25%, 12/15/27	274	266
		390
Retail 0.8%
AT Home Group, FRN, 3M USD LIBOR + 4.25%, 9.43%, 7/24/28	85	56
CNT Holdings l, FRN, 3M TSFR + 3.50%, 8.46%, 11/8/27	90	87
PetSmart, FRN, 1M TSFR + 3.75%, 9.00%, 2/11/28	99	98
		241
Satellites 1.3%
Intelsat Jackson Holdings, FRN, 3M TSFR + 4.25%, 9.44%, 2/1/29	79	78

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Iridium Satellite, FRN, 1M TSFR + 2.50%, 7.75%, 11/4/26	291	290
		368
Services 8.6%
Allied Universal Holdco, FRN, 3M TSFR + 4.75%, 9.88%, 5/4/28	60	57
Ascend Learning, FRN, 1M TSFR + 3.50%, 8.75%, 12/11/28	249	223
Ascend Learning, FRN, 1M TSFR + 5.75%, 11.00%, 12/10/29	120	102
Camelot U.S. Acquisition, FRN, 1M USD LIBOR + 3.00%, 8.27%, 10/30/26	71	70
CD&R Firefly Bidco, FRN, 3M EURIBOR + 4.75%, 7.99%, 6/21/28 (EUR)	25	26
Ceridian HCM Holding, FRN, 3M USD LIBOR + 2.50%, 7.98%, 4/30/25 (1)	229	228
EG Group, FRN, 1M TSFR + 4.00%, 9.16%, 2/7/25	80	78
EG Group, FRN, 1M TSFR + 4.25%, 9.41%, 3/31/26	80	78
Fugue Finance, FRN, 3M TSFR + 4.50%, 9.76%, 1/31/28	25	25
GFL Environmental, FRN, 1M TSFR + 3.00%, 8.15%, 5/28/27	119	119
Mermaid BidCo, FRN, 3M TSFR + 4.25%, 9.78%, 12/22/27 (3)	85	82
Renaissance Holding, FRN, 1M TSFR + 4.75%, 9.90%, 4/5/30 (1)	195	190
Staples, FRN, 3M USD LIBOR + 5.00%, 10.30%, 4/16/26	65	55
UKG, FRN, 3M TSFR + 3.25%, 8.27%, 5/4/26	298	286
UKG, FRN, 1M TSFR + 4.25%, 10.27%, 5/3/27	765	718
UKG, FRN, 3M TSFR + 3.25%, 5/3/26 (1)	25	25
USIC Holdings, FRN, 1M USD LIBOR + 3.50%, 8.65%, 5/12/28	94	91
		2,453
Utilities 3.2%
Brookfield WEC Holdings, FRN, 1M USD LIBOR + 2.75%, 7.90%, 8/1/25	80	79
Brookfield WEC Holdings, FRN, 1M TSFR + 3.75%, 8.90%, 8/1/25	84	84
Exgen Renewables IV, FRN, 3M TSFR + 2.50%, 7.76%, 12/15/27	137	135
PG&E, FRN, 1M USD LIBOR + 3.00%, 8.19%, 6/23/25	284	281

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Pike, FRN, 1M TSFR + 3.50%, 8.65%, 1/21/28	99	99
Talen Energy Supply, B, FRN, 3M TSFR + 4.25%, 9.59%, 5/27/30	58	57
Talen Energy Supply, C, FRN, 3M TSFR + 4.25%, 9.59%, 5/27/30	47	46
TerraForm Power Operating, FRN, 3M TSFR + 2.50%, 7.50%, 5/21/29	124	122
		903
Wireless Communications 2.4%
Asurion, FRN, 1M USD LIBOR + 5.25%, 10.40%, 1/31/28	370	304
Asurion, FRN, 1M USD LIBOR + 5.25%, 10.40%, 1/20/29	205	167
Asurion, FRN, 1M TSFR + 4.00%, 9.25%, 8/19/28	84	77
Asurion, FRN, 1M TSFR + 4.25%, 9.50%, 8/19/28	80	73
CCI Buyer, FRN, 3M TSFR + 4.00%, 8.90%, 12/17/27	80	76
		697
Total Bank Loans (Cost $23,540)		23,268
CORPORATE BONDS 12.9%
Aerospace & Defense 0.2%
TransDigm, 6.75%, 8/15/28 (4)	65	65
		65
Airlines 0.7%
American Airlines, 11.75%, 7/15/25 (4)	80	88
American Airlines, 5.50%, 4/20/26 (4)	35	34
Mileage Plus Holdings, 6.50%, 6/20/27 (4)	76	76
		198
Automotive 2.6%
Clarios Global, 6.75%, 5/15/28 (4)	45	45
Ford Motor Credit, 4.063%, 11/1/24	200	193
Ford Motor Credit, FRN, TSFR + 2.95%, 7.809%, 3/6/26	200	200

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Rivian Holdings, 6M USD LIBOR + 5.63%, 10.931%, 10/15/26 (4)	300	294
		732
Banking 0.1%
Morgan Stanley, FRN, TSFR + 1.17%, 6.195%, 4/17/25	40	40
		40
Broadcasting 0.4%
Clear Channel Outdoor Holdings, 5.125%, 8/15/27 (4)	30	26
Townsquare Media, 6.875%, 2/1/26 (4)	105	97
		123
Cable Operators 0.2%
Radiate Holdco, 4.50%, 9/15/26 (4)	70	54
		54
Chemicals 0.4%
Avient, 5.75%, 5/15/25 (4)	105	105
Diamond BC BV, 4.625%, 10/1/29 (4)	5	5
		110
Consumer Products 0.1%
Life Time, 8.00%, 4/15/26 (4)	25	25
		25
Energy 0.5%
NGL Energy Operating, 7.50%, 2/1/26 (4)	55	53
Tallgrass Energy Partners, 6.00%, 3/1/27 (4)	90	84
		137
Entertainment & Leisure 0.9%
Cedar Fair, 5.50%, 5/1/25 (4)	105	104
Cinemark USA, 8.75%, 5/1/25 (4)	42	43
Cinemark USA, 5.875%, 3/15/26 (4)	45	43
Live Nation Entertainment, 4.875%, 11/1/24 (4)	40	39

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
NCL, 8.375%, 2/1/28 (4)	15	15
		244
Financial 2.9%
Acrisure, 7.00%, 11/15/25 (4)	80	76
Acrisure, 10.125%, 8/1/26 (4)	75	75
AG TTMT Escrow Issuer, 8.625%, 9/30/27 (4)	40	40
Alliant Holdings Intermediate, 6.75%, 10/15/27 (4)	70	65
Alliant Holdings Intermediate, 6.75%, 4/15/28 (4)	65	64
Aretec Escrow Issuer, 7.50%, 4/1/29 (4)	50	43
Assured Partners, 7.00%, 8/15/25 (4)	120	118
Assured Partners, 5.625%, 1/15/29 (4)	35	30
Hub International, 7.00%, 5/1/26 (4)	55	54
Jones Deslauriers Insurance Management, 8.50%, 3/15/30 (4)	105	105
Ryan Specialty Group, 4.375%, 2/1/30 (4)	105	93
USIS Merger, 6.875%, 5/1/25 (4)	75	74
		837
Gaming 0.1%
Caesars Entertainment, 7.00%, 2/15/30 (4)	35	35
		35
Health Care 0.6%
CHS/Community Health Systems, 8.00%, 12/15/27 (4)	85	79
HCA, 5.375%, 2/1/25	105	104
		183
Lodging 0.3%
Hilton Domestic Operating, 5.375%, 5/1/25 (4)	95	94
		94
Manufacturing 0.7%
Sensata Technologies, 5.00%, 10/1/25 (4)	100	98
Sensata Technologies, 5.625%, 11/1/24 (4)	95	95
		193

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Services 0.3%
Allied Universal Holdco, 6.625%, 7/15/26 (4)	40	38
Sabre GLBL, 9.25%, 4/15/25 (4)	30	29
Sabre GLBL, 11.25%, 12/15/27 (4)	20	15
		82
Telephones 0.4%
Verizon Communications, 3M USD LIBOR + 1.10%, 6.421%, 5/15/25	100	100
		100
Utilities 1.2%
NextEra Energy Operating Partners, 4.25%, 7/15/24 (4)	85	83
Talen Energy Supply, 8.625%, 6/1/30 (4)	15	15
Vistra, VR, 7.00%, (4)(5)(6)	115	101
Vistra Operations, 5.125%, 5/13/25 (4)	150	146
		345
Wireless Communications 0.3%
Sprint, 7.125%, 6/15/24	85	86
		86
Total Corporate Bonds (Cost $3,697)		3,683
SHORT-TERM INVESTMENTS 6.1%
Money Market Funds 6.1%
T. Rowe Price Government Reserve Fund, 5.11%(7)(8)	1,751	1,751
Total Short-Term Investments (Cost $1,751)		1,751
Total Investments in Securities 100.4% of Net Assets (Cost $28,988)		$28,702

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

T. ROWE PRICE FLOATING RATE ETF

(1)	All or a portion of this loan is unsettled as of May 31, 2023. The interest rate for unsettled loans will be determined upon settlement after period end.
(2)	All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitments at May 31, 2023, was $49 and was valued at $47 (0.2% of net assets).
(3)	Level 3 in fair value hierarchy. See Note 2.
(4)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $2,960 and represents 10.4% of net assets.
(5)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(6)	Perpetual security with no stated maturity date.
(7)	Seven-day yield
(8)	Affiliated Companies

1M TSFR	One month term SOFR (Secured overnight financing rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M TSFR	Three month term SOFR (Secured overnight financing rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
6M TSFR	Six month term SOFR (Secured overnight financing rate)
6M USD LIBOR	Six month USD LIBOR (London interbank offered rate)
EUR	Euro
EURIBOR	The Euro interbank offered rate
FRN	Floating Rate Note
SOFR	Secured overnight financing rate
TSFR	Term SOFR (Secured Overnight Financing Rate)
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE FLOATING RATE ETF

(Amounts in 000s)
SWAPS 0.0%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%
Total Return Swaps 0.0%
Morgan Stanley, Receive Underlying Reference: iBoxx USD Liquid High Yield Index At Maturity, Pay Variable 5.060% (USD SOFR) Quarterly, 6/20/23	140	7	—	7
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans At Maturity, Pay Variable 5.060% (USD SOFR) Quarterly, 9/20/23	140	3	—	3
Total Bilateral Total Return Swaps			—	10
Total Bilateral Swaps			—	10

T. ROWE PRICE FLOATING RATE ETF

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
BNP Paribas	8/25/23	USD	42	EUR	39	$1
Net unrealized gain (loss) on open forward currency exchange contracts						$1

T. ROWE PRICE FLOATING RATE ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended May 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$ —	$—	$ 112
Totals	$—#	$—	$112+

Supplementary Investment Schedule
Affiliate	Value 5/31/22	Purchase Cost	Sales Cost	Value 5/31/23
T. Rowe Price Government Reserve Fund	$ —	¤	¤	$ 1,751
	Total			$1,751^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $112 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $1,751.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

May 31, 2023
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $28,988)	$ 28,702
Interest and dividends receivable	231
Receivable for investment securities sold	187
Cash	63
Foreign currency (cost $18)	18
Unrealized gain on bilateral swaps	10
Unrealized gain on forward currency exchange contracts	1
Total assets	29,212
Liabilities
Payable for investment securities purchased	562
Investment management and administrative fees payable	14
Swaps payable — Bilateral	3
Other liabilities	50
Total liabilities	629
NET ASSETS	$ 28,583
Net assets consists of:
Total distributable earnings (loss)	$ (230)
Paid-in capital applicable to 575,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	28,813
NET ASSETS	$28,583
NET ASSET VALUE PER SHARE	$ 49.71
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

     STATEMENT OF OPERATIONS

($000s)
11/16/22 Through
5/31/23
Investment Income (Loss)
Income
Interest	$ 1,053
Dividend	112
Total income	1,165
Expenses
Investment management and administrative expense	82
Miscellaneous expense	2
Total expenses	84
Net investment income	1,081
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(1)
Swaps	(5)
Forward currency exchange contracts	(2)
Net realized loss	(8)
Change in net unrealized gain / loss
Securities	(286)
Swaps	10
Forward currency exchange contracts	1
Change in unrealized gain / loss	(275)
Net realized and unrealized gain / loss	(283)
INCREASE IN NET ASSETS FROM OPERATIONS	$ 798
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

     STATEMENT OF CHANGES IN NET ASSETS

($000s)
11/16/22 Through
5/31/23
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 1,081
Net realized loss	(8)
Change in net unrealized gain / loss	(275)
Increase in net assets from operations	798
Distributions to shareholders
Net earnings	(1,029)
Capital share transactions*
Shares sold	28,814
Increase in net assets from capital share transactions	28,814
Net Assets
Increase during period	28,583
Beginning of period	-
End of period	$28,583
*Share information
Shares sold	575
Increase in shares outstanding	575
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Floating Rate ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on November 16, 2022. The fund seeks high current income and, secondarily, capital appreciation.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes.  Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date.Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside

T. ROWE PRICE FLOATING RATE ETF

pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
New Accounting Guidance
The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund’s financial statements.

T. ROWE PRICE FLOATING RATE ETF

Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and  are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about

T. ROWE PRICE FLOATING RATE ETF

the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factor such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the

T. ROWE PRICE FLOATING RATE ETF

Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Corporate Bonds	$ —	$ 3,683	$ —	$ 3,683
Bank Loans	—	22,730	538	23,268
Short-Term Investments	1,751	—	—	1,751
Total Securities	1,751	26,413	538	28,702
Swaps	—	10	—	10
Forward Currency Exchange Contracts	—	1	—	1
Total	$1,751	$26,424	$538	$28,713
Following is a reconciliation of the fund’s Level 3 holdings for the period ended May 31, 2023. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2023, totaled $(26,000) for the period ended May 31, 2023.
($000s)	Beginning Balance 11/16/22	Gain (Loss) During Period	Total Purchases	Total Sales	Ending Balance 5/31/23
Investment in Securities
Bank Loans	$—	$(26)	$570	$(6)	$538

T. ROWE PRICE FLOATING RATE ETF

NOTE  3  –   DERIVATIVE INSTRUMENTS
During the period ended May 31, 2023, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2023, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s)	Location on Statement of Assets and Liabilities	Fair Value
Assets
Foreign exchange derivatives	Forwards	$ 1
Credit derivatives	Bilateral swaps	10
Total		$11
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended May 31, 2023, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

T. ROWE PRICE FLOATING RATE ETF

($000s)	Location of Gain (Loss) on Statement of Operations
	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)
Foreign exchange derivatives	$(2)	$ —	$ (2)
Credit derivatives	—	(5)	(5)
Total	$(2)	$ (5)	$ (7)
Change in Unrealized Gain (Loss)
Foreign exchange derivatives	$ 1	$ —	$ 1
Credit derivatives	—	10	10
Total	$ 1	$10	$11
Counterparty Risk and Collateral
The fund invests in derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and/or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral

T. ROWE PRICE FLOATING RATE ETF

derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2023, no collateral was pledged by either the fund or counterparties for bilateral derivatives.
Forward Currency Exchange Contracts
The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund's foreign currency exposure from one country to another, or to enhance the fund's return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended May 31, 2023, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

T. ROWE PRICE FLOATING RATE ETF

Swaps
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value.  Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the period ended May 31, 2023, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

T. ROWE PRICE FLOATING RATE ETF

NOTE  4  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments

T. ROWE PRICE FLOATING RATE ETF

on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition
The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $27,244,000 and $4,344,000, respectively, for the period ended May 31, 2023.

T. ROWE PRICE FLOATING RATE ETF

NOTE  5  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.
The tax character of distributions paid for the period presented was as follows:
($000s)
May 31,
2023
Ordinary income (including short-term capital gains, if any)	$1,029
At May 31, 2023, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$29,085
Unrealized appreciation	$ 58
Unrealized depreciation	(348)
Net unrealized appreciation (depreciation)	$ (290)
At May 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:

T. ROWE PRICE FLOATING RATE ETF

($000s)
Undistributed ordinary income	$ 60
Net unrealized appreciation (depreciation)	(290)
Total distributable earnings (loss)	$(230)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.59% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses. All costs related to organization and offering of the fund are borne by Price Associates.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of May 31, 2023, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 400,000 shares of  the fund, representing 70% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among

T. ROWE PRICE FLOATING RATE ETF

other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended May 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   BORROWING
The fund, together with certain other U.S. registered funds (the U.S. borrowers) and foreign investment funds managed by Price Associates or an affiliate (collectively, the participating funds), is party to a $1.3 billion, 364-day, syndicated credit facility (the facility). Excluding commitments designated for the foreign investment funds, the fund can borrow up to an aggregate commitment amount of $1.15 billion on a first-come, first-served basis. The facility provides a source of liquidity to the participating funds for temporary and emergency purposes. The participating funds are charged administrative fees and an annual commitment fee, of 0.15% of the average daily undrawn commitment. All fees allocated to the U.S. borrowers are based on the portion of the aggregate commitment available to them and on each U.S. borrower’s relative net assets. Such allocated fees are reflected as either miscellaneous or interest and borrowing related expense in the accompanying Statement of Operations. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. Interest is charged to the fund based on its borrowings at the higher of (a) Secured Overnight Financing Rate (SOFR) plus 0.10% per annum, (b) Federal Funds Rate, or (c) the Overnight Bank Funding Rate plus an applicable margin. During the period ended May 31, 2023, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility for the U.S. borrowers was $1,150,000,000.
NOTE  8  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

T. ROWE PRICE FLOATING RATE ETF

In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the collapse of some US regional and global banks as well as overall concerns around the soundness and stability of the global banking sector has sparked concerns of a broader financial crisis impacting the overall global banking sector. In certain cases, government agencies have assumed control or otherwise intervened in the operations of certain banks due to liquidity and solvency concerns.  The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE FLOATING RATE ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price Floating Rate ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Floating Rate ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of May 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 16, 2022 (Inception) through May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period November 16, 2022 (Inception) through May 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE FLOATING RATE ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2023
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE FLOATING RATE ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 05/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included: For nonresident alien shareholders, $156,000 of income dividends are interest-related dividends.
For shareholders subject to interest expense deduction limitation under Section 163(j), $1,049,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each  fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.”  Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and  through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE FLOATING RATE ETF

Approval of Investment Management Agreement
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 6–7, 2023 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Investment Performance of the Fund
The Board did not review the fund’s performance since the fund only recently began operations in November 2022.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar

T. ROWE PRICE FLOATING RATE ETF

Approval of Investment Management Agreement (continued)
arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors, and such a fee structure is typically used by other ETFs offered by competitors. The Adviser has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price mutual funds and ETFs (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds.
In addition, the Board noted that the fund potentially shares in indirect economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-party service providers. The Board concluded that the advisory fee structure for the fund provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment

T. ROWE PRICE FLOATING RATE ETF

Approval of Investment Management Agreement (continued)
classification (Expense Universe). The Board considered the fund’s actual management fee rate (which reflect the fund’s all-inclusive management fee rate), operating expenses, and total expenses (which reflect the fund’s all-inclusive management fee rate) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the third quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the third quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

T. ROWE PRICE FLOATING RATE ETF

ABOUT THE FUND’S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore (1959) 2019 [210]	President and Chief Executive Officer, Federal Home Loan
Bank of San Francisco (2021 to present); Chief Executive Officer,
Bazemore Consulting LLC (2018 to 2021); Director, Chimera
Investment Corporation (2017 to 2021); Director, First Industrial
Realty Trust (2020 to present); Director, Federal Home Loan Bank of
Pittsburgh (2017 to 2019)
Melody Bianchetto (1966) 2023 [210]	Advisory Board Member; Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan (1951) 2019 [210]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017 to
2019); Member, Independent Directors Council Governing Board (2017
to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to
2020)
Robert J. Gerrard, Jr. (1952) 2019 [210]	Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE FLOATING RATE ETF

INDEPENDENT DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Paul F. McBride (1956) 2019 [210]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Mark J. Parrell (1966) 2023 [210]	Advisory Board Member; Board of Trustees Member and Chief Executive
Officer (2019 to present), President (2018 to present), Executive Vice
President and Chief Financial Officer (2007 to 2018), and Senior Vice
President and Treasurer (2005 to 2007), EQR; Member and Chair, Nareit
Dividends Through Diversity, Equity & Inclusion CEO Council, Nareit
2021 Audit and Investment Committee (2021); Advisory Board, Ross
Business School at University of Michigan (2015 to 2016); Member and
Chair of the Finance Committee, National Multifamily Housing Council
(2015 to 2016); Member, Economic Club of Chicago; Director,
Brookdale Senior Living, Inc. (2015 to 2017); Director, Aviv REIT, Inc.
(2013 to 2015); Director, Real Estate Roundtable (July 2021 to present)
and the 2022 Executive Board Nareit (November 2021 to present); Board of Directors and Chair of the Finance Committee, Greater Chicago Food
Depository (July 2017 to present)
Kellye L. Walker (1966) 2021 [210]	Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
  (a)All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

T. ROWE PRICE FLOATING RATE ETF

INTERESTED DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David Oestreicher (1967) 2019 [210]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Director and Secretary,
T. Rowe Price Investment Management, Inc. (Price Investment
Management); Vice President and Secretary, T. Rowe Price
International (Price International); Vice President, T. Rowe Price Hong
Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and
T. Rowe Price Singapore (Price Singapore); General Counsel, Vice
President, and Secretary, T. Rowe Price Group, Inc.; Chair of the
Board, Chief Executive Officer, President, and Secretary, T. Rowe
Price Trust Company; Principal Executive Officer and Executive Vice
President, all funds
Eric L. Veiel, CFA (1972) 2022 [210]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Global Funds
  (a)All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
OFFICERS
Name (Year of Birth) Position Held With Fixed Income ETFs	Principal Occupation(s)
Christopher P. Brown, CFA (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Armando (Dino) Capasso (1974) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019)
David Corris (1975) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Head of Disciplined Equities and Portfolio Manager, Bank of Montreal Global Asset Management (to 2021)

T. ROWE PRICE FLOATING RATE ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Fixed Income ETFs	Principal Occupation(s)
Timothy Coyne (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vincent Michael DeAugustino (1983) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Anna Alexandra Dreyer, Ph.D., CFA (1981) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Shawn T. Driscoll (1975) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Joseph B. Fath, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Gary J. Greb (1961) Vice President	Vice President, Price Investment Management, T. Rowe Price, Price International, and T. Rowe Price Trust Company
Paul Greene II (1978) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Cheryl Hampton, CPA (1969) Vice President	Vice President, T. Rowe Price; formerly, Tax Director, Invesco Ltd. (to 2021); Vice President, Oppenheimer Funds, Inc. (to 2019)
Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Thomas J. Huber, CFA (1966) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Prashant G. Jeyaganesh (1983) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vidya Kadiyam (1980) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Benjamin Kersse, CPA (1989) Vice President	Vice President, T. Rowe Price
Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Robert M Larkins, CFA (1973) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

T. ROWE PRICE FLOATING RATE ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Fixed Income ETFs	Principal Occupation(s)
Jodi Love (1977) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.; formerly, Managing Director, Jennison Associates LLC (to 2019)
Paul M. Massaro, CFA (1975) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Colin McQueen (1967) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.; formerly, Senior Investment Manager, Global Equities, Sanlam FOUR Investments UK Limited (to 2019)
Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alexander S. Obaza (1981) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Donald J. Peters (1959) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.
Jason Benjamin Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Jordan S. Pryor (1991) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price
Sebastian Schrott (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International
Richard Sennett, CPA (1970) Assistant Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Gabriel Solomon (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Peter Stournaras (1973) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Chief Portfolio Strategist JP Morgan Private Bank (to 2020); Private Consultant and Advisor, Pteleos Consulting (to 2018)
Megan Warren (1968) Vice President	OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

T. ROWE PRICE FLOATING RATE ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Fixed Income ETFs	Principal Occupation(s)
Taymour R. Tamaddon (1976) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202307-2916458
T. Rowe Price Investment Services, Inc.
ETF1047-050 7/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$45,987	$
Audit-Related Fees	-
Tax Fees	9,524
All Other Fees	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,521,000 and $2,959,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2023